                                                                  EXHIBIT 10.19a

                                AMENDMENT NO. 2
                          TO SECURITIZATION AGREEMENTS

           AMENDMENT NO. 2, dated as of June 3, 1997, among PAMECO SECURITIZATION CORPORATION, a Delaware corporation ("PSC"), PAMECO CORPORATION,
                                                     ---
a Delaware corporation ("Old Pameco"), NEW PAMECO GEORGIA CORPORATION, a Georgia
                         ----------
corporation ("New Pameco"), REDWOOD RECEIVABLES CORPORATION ("Redwood") and
              ----------                                      -------
GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GECC").
                                                               ----

          WHERAS, Old Pameco, as originator (in such capacity, the "Originator
                                                                    ----------
and PSC are parties to a Receivables Transfer Agreement, dated as   of April 29,
1996 (as heretofore amended, supplemented or otherwise modified, the "Transfer
                                                                      --------
Agreement"); and
---------

          WHEREAS, PSC, as seller (in such capacity, the "Seller"), Redwood, as
                                                          ------
purchaser (in such capacity, the "Purchaser"), GECC, as operating agent (in such
                                  ---------
capacity, the "Operating Agent") and collateral agent (in such capacity, the
               ---------------
"Collateral Agent") and Old Pameco, as servicer (in such capacity, the
-----------------
"Servicer") are parties to a Receivables Purchase and Servicing Agreement, dated
 --------
as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Purchase Agreement"); and
     ------------------

          WHEREAS, Old Pameco, PSC, Redwood and GECC, as Operating Agent, Collateral Agent and as lenders' agent, are parties to an Intercreditor Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Intercreditor Agreement"); and
                         -----------------------

          WHEREAS, Redwood and GECC are parties to a Liquidity Loan Agreement, dated as of April 29, 1996 (as heretofore amended, supplemented or otherwise modified, the "Liquidity Agreement"; together with the Transfer Agreement, the
               -------------------
Purchase Agreement, and the Intercreditor Agreement, the "Securitization
                                                          --------------
Agreements"); and
----------

          WHEREAS, it is contemplated that Old Pameco and its parent company Pameco Holding, Inc., a Delaware corporation ("Holdings"), will be merged with
                                               --------
and into New Pameco with New Pameco being the surviving corporation from such merger (the "New Pameco Merger"), and it is further contemplated that New Pameco
             -----------------
will change its name to "Pameco Corporation" upon the closing of the New Pameco Merger; and

          WHEREAS, as a result of the New Pameco Merger, Old Pameco will assign to New Pameco, and New Pameco will assume, all of Old Pameco's rights and obligations under the Securitization Agreements and the other Related Documents, and Redwood and GECC are willing to consent to the New Pameco Merger and permit such assignment and assumption to occur on the terms and subject to the conditions of this Amendment No. 2; and

          WHEREAS, the parties hereto also desire to further amend the Securitization Agreements and certain ancillary documents and agreements referred to therein in the manner set forth in this Amendment.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

          SECTION 1.1  DEFINITIONS.  All capitalized terms used herein, unless
                       -----------
otherwise defined, are used as defined in the Purchase Agreement.

                                   ARTICLE II
                   CONSENTS, ACKNOWLEDGMENTS AND ASSUMPTIONS

          SECTION 2.1  CONSENTS AND AGREEMENTS RELATING TO THE NEW PAMECO MERGER
                       ---------------------------------------------------------
AND INITIAL PUBLIC OFFERING. (a) Redwood and GECC (in their respective
---------------------------
capacities as the Purchaser, the Operating Agent and the Collateral Agent) hereby consent to the consummation of the New Pameco Merger and the related initial public offering of shares of the c ommon stock of New Pameco (the "New
                                                                      --------
Pameco IPO") and agree that the New Pameco Merger and the New Pameco IPO will
----------
not cause a Termination Event under Section 9.01(i) of the Purchase Agreement provided that the New Pameco Merger and the New Pameco IPO are consummated on the terms and conditions disclosed in the registration statement (file number 333-24043) filed by New Pameco with the Securities and Exchange Commission (as amended as of the date hereof, the "Registration Statement") or on such other
                                    ----------------------
terms and conditions as may be approved in writ ing by Redwood and GECC.


          (b) Redwood and GECC (in their respective capacities as the Purchaser, the Operating Agent and the Collateral Agent) hereby further consent to Seller's amending its Certificate of Incorporation as provided on Annex E attached hereto
                                                         -------
and Seller agrees to so amend its Certificate of Incorporation within two (2) Business Days after the effective date of the New Pameco Merger, Seller shall provide Redwood and GECC with copies of such amendment as filed with the Secretary of State of Delaware.


          SECTION 2.2  ASSIGNMENT AND ASSUMPTION.  (a) On the Second Amendment
                       -------------------------
Effective Date (as defined below), and without the necessity of any further action, (i) Old Pameco shall have assigned to New Pameco all of Old Pameco's rights, titles and interests in and to the Securitization Agreements and the other Related Documents and New Pameco hereby agrees to accept such assignment, and (ii) Old Pameco shall have assigned to New Pameco all of Old Pameco's covenants, representations, warranties, duties, obligations, indebtedness and liabilities under the Securitization Agreements and the other Related Documents (whether arising or accruing before, on or after the consummation of the New Pameco Merger) and New Pameco shall have assumed such covenants, representations, warranties, duties, obligations, indebtedness and liabilities and agrees to perform and observe them to the same extent as if it were an original signatory to the Securitization Agreements and the other Related Documents.

          (b) New Pameco agrees that all rights, titles and interests acquired by New Pameco in the Transferred Receivables of Old Pameco as a result of the consummation of the New Pameco Merger shall continue to be subject to the rights, titles and interests of Redwood under the Purchase Agreement and the other Related Documents. For avoidance of doubt, New Pameco agrees that, from and after the consummation of the New Pameco Merger, (i) New Pameco shall sell or contribute to PSC all Receivables originated by New Pameco, all in accordance with the Transfer Agreement, (ii) New Pameco shall be and shall serve as the "Originator" and the "Servicer" for all purposes of the Securitization Agreements and the other Related Documents and shall perform and observe all of the covenants, duties, agreements, terms, conditions, obligations and liabilities of the "Originator" and the "Servicer" thereunder to the same extent as if it were an original signatory thereto and on the terms and subject to the conditions of the Securitization Agreements and the other Related Documents, and
(iii) all references to the "Originator", the "Parent", the "Servicer" or the "Inventory Borrower" in any of the Securitization Agreements or the other Related Documents shall be deemed to be references to New Pameco as successor by merger to Old Pameco and Holdings.

          SECTION 2.3  NEW PAMECO NOTE AND ASSIGNMENT.  On the Second Amendment
                       ------------------------------
Effective Date, New Pameco shall execute and deliver to PSC a Pameco Note (the "New Pameco Note") in substantially in the form of Annex A attached hereto, in
----------------                                   -------
substitution and exchange for, but not in payment of, that certain Pameco Note of Old Pameco dated May 1, 1996, as amended and restated, made in favor of PSC in the principal amount of $50,000,000, and New Pameco also shall execute and deliver to PSC an Assignment (the "New Assignment") in substantially in the form
                                   --------------
of the Annex B attached hereto, in substitution and exchange for the Assignment
       -------
dated April 29, 1996 executed by Old Pameco in favor of PSC.

                                  ARTICLE III
                        AMENDMENTS TO TRANSFER AGREEMENT

          SECTION 3.1  AMENDMENTS TO SCHEDULE 1 AND 2. Schedules 1 and 2 to the
                       ------------------------------
Transfer Agreement are deleted in their entireties and the updated Schedules 1 and 2 attached hereto are hereby substituted in lieu thereof, respectively.

                                   ARTICLE IV
                        AMENDMENTS TO PURCHASE AGREEMENT

          SECTION 4.1  AMENDMENT OF SECTION 4.01(C). Section 4.01(c) of the
                       ----------------------------
Purchase Agreement is amended by deleting that Section in its entirety and substituting therefor the following:

          (c) The Seller is and has been a wholly-owned Subsidiary of Pameco Corporation, a Georgia corporation and the successor by merger to Pameco Corporation and Pameco Holdings, Inc., both formerly Delaware corporations.

          SECTION 4.2  AMENDMENT OF SCHEDULE 3. Schedule 3 to the Purchase
                       -----------------------
Agreement is amended by deleting therefrom the definitions of the terms "Daily
                                                                         -----
Margin" and "Daily Default Margin" and by substituting the following new
------       --------------------
definitions of such terms in lieu thereof:


          "Daily Margin" and "Daily Default Margin" mean the following
           ------------       --------------------
     percentages divided by 360:

            Daily Margin            Daily Default                             Financial Covenants
            ------------            -------------                             -------------------
                                       Margin
                                       ------
                 1.25%                 3.25%                     Interest Coverage Ratio less than 2.75 to
                                                                 1.0

                 1.00%                 3.00%                     Interest Coverage Ratio equal to or
                                                                 more than 2.75 to 1.0

          SECTION 4.3  AMENDMENTS TO EXHIBIT H.  Exhibit H of the Purchase
                       -----------------------
Agreement is deleted in its entirety and the revised Exhibit H attached hereto is hereby substituted in lieu thereof.


                                   ARTICLE V
                              AMENDMENT TO ANNEX X

          SECTION 5.1  AMENDMENT TO ANNEX X.  Annex X is hereby amended by:
                       --------------------

               (a) deleting from the definition of "Fee Letter" the date
                                                    ----------
     "January 24, 1997" and substituting therefor the date "June 3, 1997";

               (b) deleting from the definition of "Originator" the reference to "Pameco Corp., a Delaware corporation" and by substituting therefor a reference to "Pameco Corporation, a Georgia corporation formerly known as New Pameco Georgia Corporation and the successor by merger to Pameco Corporation and Pameco Holdings, Inc."; and

               (c) adding thereto in correct alphabetical order the following new definitions:

               "Amendment No. 2" shall mean the Amendment No. 2 to
                ---------------
          Securitization Agreements, dated as of June 3, 1997, among the Seller, Pameco Corporation, New Pameco Georgia Corporation, the Purchaser, the Operating Agent and the Collateral Agent.

               "New Pameco" shall have the meaning assigned to it in Amendment
                ----------
          No. 2.

               "Second Amendment Effective Date" shall have the meaning assigned
                -------------------------------
          to it in Amendment No. 2.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

          SECTION 6.1  REPRESENTATIONS AND WARRANTIES OF PSC, OLD PAMECO AND NEW
                       ---------------------------------------------------------
PAMECO.  Each of PSC, Old Pameco and New Pameco represents and warrants that:
------

          (a) each of this Amendment No. 2, the New Pameco Note, the New Assignment and the Fee Letter described in Section 7.1(b) hereof (the "New Fee
                                                                       -------
Letter") has been duly authorized, executed and delivered by each such party
------
which is a signatory thereto;

          (b) each of this Amendment No. 2, the New Pameco Note, the New Assignment and the New Fee Letter constitutes the legal, valid and binding obligation of each such party which is a signatory thereto;

          (c) prior to the consummation of the Merger, New Pameco was not engaged in any business activities and had incurred no Indebtedness (as defined in the Credit Agreement); and

          (d) each of the representations and warranties of such party set forth in the Securitization Agreements or in this Amendment No. 2 is true and correct as of the Second Amendment Effective Date (as defined below); provided, that (i)
                                                              --------  ----
all references in the Securitization Agreements to the Purchase Agreement and to the Transfer Agreement, shall be deemed references to the Purchase Agreement as amended by this Amendment No. 2 and to the Transfer Agreement as amended by this Amendment No. 2, respectively, and all references to the Pameco Note and the Assignment shall be deemed references to the New Pameco Note and the New Assignment, respectively, and (ii) all references in the Securitization Agreements to the "Originator", the "Servicer" or the "Parent" shall be deemed to be references to New Pameco as successor by merger to Old Pameco and Holdings (and New Pameco hereby makes each such representation and warranty to and for the benefit of the Seller, the Purchaser, the Operating Agent and the Collateral Agent as if the same were set forth in full herein).

          SECTION 6.2  REPRESENTATIONS AND WARRANTIES OF REDWOOD.  Redwood
                       -----------------------------------------
represents and warrants that:

          (a) this Amendment No. 2 and the New Fee Letter have been duly authorized, executed and delivered by Redwood;

          (b) this Amendment No. 2 and the New Fee Letter constitute the legal, valid and binding obligations of Redwood; and

          (c) each of the representations and warranties of Redwood party set forth in the Securitization Agreements is true an correct as of the Second Amendment Effective Date (as defined below); provided, that references in the
                                             --------  ----
Securitization Agreements to the Purchase Agreement and to the Transfer Agreement, shall be deemed references to the Purchase Agreement as amended by this Amendment No. 2 and to the Transfer Agreement as amended by this Amendment No. 2, respectively, and references to the Pameco Note and the Assignment shall be deemed references to the New Pameco Note and the New Assignment, respectively.

                                  ARTICLE VII
                              CONDITIONS PRECEDENT

          SECTION 7.1  CONDITIONS PRECEDENT.  This Amendment No. 2 shall become
                       --------------------
effective (the actual date of such effectiveness, the "Second Amendment
                                                       ----------------
Effective Date") as of the date first above written subject to the satisfaction
--------------
of the following conditions precedent: that the Purchaser, the Operating Agent and the Collateral Agent shall each have received the following, in form and substance satisfactory to the Operating Agent:

          (a) Counterparts hereof shall have been duly executed and delivered by the parties hereto;

          (b) PSC shall have received the New Pameco Note and the New Assignment, executed and delivered by a duly authorized officer of New Pameco;

          (c) the Fee Letter dated June 3, 1997, in the form of Annex D attached
                                                                -------
hereto, from the Operating Agent to Redwood shall have been entered into by all parties thereto;

          (d) the Purchaser, the Operating Agent and the Collateral Agent shall have received executed legal opinions (including true sale and substantive consolidation opinions) of Kilpatrick Stockton LLP, counsel to PSC, Old Pameco and New Pameco, in form and substance satisfactory to the Operating Agent;

          (e) the Operating Agent shall have received a certificate of the Secretary or an Assistant Secretary of each of PSC, Old Pameco and New Pameco, dated as of the Second Amendment Effective Date, and certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Amendment No. 2 (and in the case of New Pameco, the New Pameco Note and the New Assignment), (ii) a copy of such party's certificate of incorporation and by-laws, and (iii) a copy of the resolutions of the board of directors of such party approving this Amendment No. 2 and the related transactions to which it is a party, all in form and substance satisfactory to the Operating Agent, and such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

          (f) the Operating Agent shall have received an Officer's Certificate from each of PSC and New Pameco in the forms of Annexes C-1 and C-2 hereto,
                                                -------------------
respectively;

          (g) the Operating Agent shall have received a Certificate of Existence, dated no more than ten (10) days prior to the Second Amendment Effective Date, with respect to New Pameco from the Secretary of State of Georgia;

          (h) the Operating Agent shall have received certified copies of requests for information or copies on form UCC-11 (or a similar search report certified by a party acceptable to the Operating Agent), dated a date no more than fourteen (14) days prior to the Second Amendment Effective Date, listing all effective financing statements and other similar instruments and documents which name New Pameco (under its present names and any previous names) as debtor, together with copies of such financing statements none of which shall cover any of the

Transferred Receivables unless termination statements or statements of release are provided with respect thereto;

          (i) executed financing statements (form UCC-1), in respect of Transferred Receivables, naming New Pameco as the assignee, or other similar instruments or documents as may be necessary, or in the opinion of the Operating Agent desirable, under the UCC of all appropriate jurisdictions or any other applicable law (including the Assignment of Claims Act) to perfect the Purchaser's and the Collateral Agent's interest in all Transferred Receivables in which an interest may be assigned under the Securitization Agreement;

          (j) the consummation of the transactions contemplated hereby and by the Registration Statement shall not contravene, violate or conflict with, or involve the Agent or any Lender in a violation of, any Requirement of Law (as defined in the Credit Agreement);

          (k) the New Pameco Merger shall have been consummated as contemplated by the IPO documents and the Registration Statement , Redwood and GECC shall have received a fully executed copy of the related Agreement and Plan of Merger, dated as of May 9, 1997, among Old Pameco, New Pameco and Holdings, and Redwood and GECC shall have received a copy of the Certificate of Merger for the New Pameco Merger as filed with the offices of the Secretaries of State of the States of Delaware and Georgia ; and

          (l) PSC, Old Pameco and New Pameco shall have taken such other actions and provided such other documentation as the Operating Agent may request.

          SECTION 7.2    CONDITIONS SUBSEQUENT.  (a) The New Pameco IPO shall be
                         ---------------------
consummated as contemplated by the Registration Statement on or before June 10, 1997 and on the date that the New Pameco IPO is consummated (which date shall be no later than June 10, 1997) (the "IPO Closing Date"), New Pameco shall provide
                                   ----------------
to Redwood and GECC evidence satisfactory to Redwood and GECC of the consummation of the New Pameco IPO.

          (b) Within two (2) Business Days after the effective date of the New Pameco Merger, Seller shall provide Redwood and GECC with evidence satisfactory to Redwood and GECC of the amendment of Seller's Certificate of Incorporation in accordance with Section 2.1(b) of this Amendment No. 2.

          Any default by New Pameco in the observance or performance of any of the foregoing conditions subsequent shall be deemed a "Termination Event" and an "Event of Servicer Termination" under the Purchase Agreement.

                                  ARTICLE VIII
                                 MISCELLANEOUS

          SECTION 8.1  COUNTERPARTS.  This Amendment No. 2 may be executed on
                       ------------
any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          SECTION 8.2  GOVERNING LAW.  THIS AMENDMENT NO. 2 SHALL BE GOVERNED
                       -------------
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          SECTION 8.3  EXPENSES.  New Pameco agrees to pay and reimburse the
                       --------
Operating Agent for all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment No. 2, including the reasonable fees and expenses of counsel to the Operating Agent and the Collateral Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                             PAMECO SECURITIZATION CORPORATION

                             By:____________________________________________
                                    Title:  Vice President

                             PAMECO CORPORATION

                             By:____________________________________________
                                    Title:  Treasurer

                             NEW PAMECO GEORGIA CORPORATION

                             By:____________________________________________
                                    Title:  Treasurer

                             REDWOOD RECEIVABLES CORPORATION

                             By:____________________________________________
                                    Title:

                             GENERAL ELECTRIC CAPITAL CORPORATION
                                 as Operating Agent and Collateral Agent

                             By:____________________________________________
                                    Title:

                             GENERAL ELECTRIC CAPITAL CORPORATION
                                 as Liquidity Agent

                             By:____________________________________________
                                    Title:

                             GENERAL ELECTRIC CAPITAL CORPORATION
                                 as Letter of Credit Agent and Letter of
                                 Credit Provider

                             By:____________________________________________
                                    Title:

                                                                         ANNEX A
                                  PAMECO NOTE


$50,000,000.00                                                       May 1, 1996
                                                            Amended and Restated
                                                                    June 3, 1997


          FOR VALUE RECEIVED, PAMECO CORPORATION ("Pameco"), a Georgia
                                                   ------
corporation formerly known as New Pameco Georgia Corporation and the successor by merger to Pameco Corporation ("Old Pameco") and Pameco Holdings, Inc., both
                                  ----------
Delaware corporations, hereby promises to pay to PAMECO SECURITIZATION CORPORATION (the "Lender"), for its account, the principal sum of FIFTY MILLION
                  ------
DOLLARS ($50,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the PRC Loans made by the Lender to Pameco under the Transfer Agreement referred to below), in lawful money of the United States of America and in immediately available funds immediately on the demand of the Lender.

          The date, amount and interest rate, of each PRC Loan made by the Lender to Pameco, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof.

          This Note is the Pameco Note referred to in the Receivables Transfer Agreement (as modified and supplemented and in effect from time to time, the "Transfer Agreement") dated as of May 1, 1996 by and among Old Pameco and the
-------------------
Lender and evidences PRC Loans made by the Lender thereunder. Capitalized terms used in this Note and not defined herein have the respective meanings assigned to them in the Transfer Agreement.

          The Transfer Agreement provides for prepayments of PRC Loans upon the terms and conditions specified therein.

          Notwithstanding any other provisions contained in this Note, if at any time the rate of interest payable by Pameco under this Note, when combined with any and all other charges provided for in this Note, in the Purchase Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Note), exceeds the highest rate of interest permissible under applicable law (the "Maximum Lawful Rate"); then so long as the Maximum Lawful
                     -------------------
Rate would be exceeded the rate of interest under this Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Note is less than the Maximum Lawful Rate, Pameco shall continue to pay interest under this Note at the Maximum Lawful Rate until such time as the total interest paid by Pameco is equal to the total interest that would have been paid had such applicable law not limited the interest rate payable under this Note. In no event shall the total interest received by the Lender under this Note exceed the amount which the

Lender could lawfully have received had the interest due under this Note been calculated since the date of this Note at the Maximum Lawful Rate.

          If any payment under this Note falls due on a day which is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest (calculated at the Pameco Interest Rate for each day during the period then ending) shall be payable on the principal so extended.

          This Note is being issued in replacement of and substitution for that certain Pameco Note dated May 1, 1996, as amended and restated as of January 24, 1997, by Old Pameco to the order of the Lender in the principal amount of $50,000,000. In addition to the indebtedness evidenced by this Note, this Note shall also evidence any accrued and unpaid interest on such preceding note.

          Pameco expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.

          This Note is made and delivered in New York, New York and shall be governed by, and construed in accordance with, the internal laws (without application of its conflict of laws provisions) of the State of New York.

          IN WITNESS WHEREOF, Pameco has caused this Note to be signed and delivered by its duly authorized officer as of the date set forth above.

                                       PAMECO CORPORATION



                                       By:__________________________________
                                       Name:  Mary M. McCulley
                                       Title: Treasurer

                                                                         ANNEX B

                                  ASSIGNMENT

          ASSIGNMENT, dated as of June 3, 1997 between Pameco Corporation (the "Originator"), a Georgia corporation formerly known as New Pameco Georgia
-----------
Corporation (and the successor by merger to Pameco Corporation and Pameco Holdings, Inc., both Delaware corporations), and Pameco Securitization Corporation, a Delaware corporation ("PSC").

          1. We refer to the Receivables Transfer Agreement dated as of April 29, 1996, as amended (the "Transfer Agreement") between the Originator and PSC.
                           ------------------
All provisions of such Transfer Agreement are incorporated herein by reference. All capitalized terms shall have the meanings set forth in the Transfer Agreement.

          2. The Originator does hereby sell or contribute, to PSC, without recourse, except as provided in Section 4.04 of the Transfer Agreement, all right, title and interest of the Originator in and to all Transferred Receivables transferred from time to time from the Originator under the Transfer Agreement.

          3. THIS CERTIFICATE OF ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PAMECO CORPORATION, a                  PAMECO SECURITIZATION
 Georgia corporation                   CORPORATION, a Delaware corporation



By:____________________________        By:__________________________________
Name:  Mary M. McCulley                Name:  Mary M. McCulley
Title: Treasurer                       Title: Vice President

                                                                       ANNEX C-1

                    FORM OF OFFICER'S CERTIFICATE OF SELLER
                    ---------------------------------------

                       PAMECO SECURITIZATION CORPORATION

                             OFFICER'S CERTIFICATE

          I, Mary M. McCulley, the duly elected Vice President of Pameco Securitization Corporation (the "Seller"), hereby certify pursuant to Section
                                 ------
7.1(f) of Amendment No. 2 to Securitization Agreements, dated as of June 3, 1997 ("Amendment No. 2"; capitalized terms used but not defined in this Officer's
  ---------------
Certificate having the meaning set forth in Amendment No. 2), among the Seller, Pameco Corporation, New Pameco Georgia Corporation, Redwood Receivables Corporation, and General Electric Capital Corporation, and for the benefit of the Purchaser, the Operating Agent and General Electric Capital Corporation, as follows:

          (1) After giving effect to the effectiveness of Amendment No. 2, no Termination Event or Incipient Event will have occurred and be continuing; and

          (2)  The representations and warranties of the Seller contained in
Section 4.01 of the Purchase Agreement, in the Transfer Agreement, in Amendment No. 2, and in any other document, certificate or financial or other statement delivered by the Seller in connection with the Purchase Agreement or the Transfer Agreement are true and correct in all material respects on and as of the date of this Officer's Certificate and with the same force and effect as though such representations and warranties had been made as of such date, except to the extent any such representations and warranties relate solely to an earlier date.

          IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this 3rd day of June, 1997.

                                       PAMECO SECURITIZATION CORPORATION



                                       By:__________________________________
                                       Name:  Mary M. McCulley
                                       Title: Vice President

                                                                       ANNEX C-2

                   FORM OF OFFICER'S CERTIFICATE OF SERVICER
                   -----------------------------------------

                              PAMECO CORPORATION

                             OFFICER'S CERTIFICATE

          I, Mary M. McCulley, the duly elected Treasurer of Pameco Corporation (the "Servicer"), a Georgia corporation formerly known as New Pameco Georgia
      --------
Corporation, and the successor by merger to Pameco Corporation and Pameco Holdings, Inc., both Delaware corporations, hereby certify pursuant to Section 7.1(f) of Amendment No. 2 to Securitization Agreements, dated as of June 3, 1997 ("Amendment No. 2"; capitalized terms used but not defined in this Officer's
  ---------------
Certificate having the meaning set forth in Amendment No. 2), among Pameco Securitization Corporation, Pameco Corporation, the Servicer, Redwood Receivables Corporation, and General Electric Capital Corporation, and for the benefit of the Purchaser, the Operating Agent and General Electric Capital Corporation, as follows:

          (1) After giving effect to the effectiveness of Amendment No. 2, no Termination Event or Incipient Event will have occurred and be continuing; and

          (2)  The representations and warranties of the Servicer contained in
Section 4.01 of the Purchase Agreement, in the Transfer Agreement, in Amendment No. 2, and in any other document, certificate or financial or other statement delivered by the Servicer in connection with the Purchase Agreement or the Transfer Agreement are true and correct in all material respects on and as of the date of this Officer's Certificate and with the same force and effect as though such representations and warranties had been made as of such date, except to the extent any such representations and warranties relate solely to an earlier date.

          IN WITNESS WHEREOF, I have signed and delivered this Officer's Certificate this 3rd day of June, 1997.

                                       PAMECO CORPORATION



                                       By:__________________________________
                                       Name:  Mary M. McCulley
                                       Title: Treasurer

                                                                         ANNEX D
                                 June 3, 1997



Pameco Corporation
1000 Center Place
Norcross, Georgia 30093

Pameco Securitization Corporation
1000 Center Place - Suite A
Norcross, Georgia 30093

Ladies and Gentlemen:

          We refer to (i) the Receivables Purchase and Servicing Agreement dated as of April 29, 1996, as amended (the "Purchase Agreement") among Pameco Securitization Corporation, as seller (the "Seller"), Redwood Receivables Corporation, as purchaser ("Redwood"), General Electric Capital Corporation, as operating agent ("GECC"), and Pameco Corporation, as servicer, and (ii) the Credit Agreement dated as of March 19, 1992, as amended (the "Credit Agreement"), among Pameco Corporation, the lenders listed therein (the "Lenders") and GECC, as agent for the Lenders (in such capacity, the "Agent"). Terms not otherwise defined in this letter shall have the meanings assigned to them under the Purchase Agreement. All references herein to "Pameco Corporation" shall be deemed to be references to Pameco Corporation, a Georgia corporation formerly known as New Pameco Georgia Corporation and the successor by merger to Pameco Corporation and Pameco Holdings, Inc.

          This letter is the Fee Letter referred to in the Purchase Agreement and in the Credit Agreement and sets forth our understanding with respect to certain fees that are payable by the Seller and Pameco Corporation pursuant to the Purchase Agreement and the Credit Agreement. This letter supersedes and replaces that certain Fee Letter among us dated January 24, 1997.

          The parties to this letter agree as follows:

          1. The Seller and Pameco Corporation shall pay an Unused Commitment Fee equal to one quarter of one percent (0.25%) per annum calculated daily and payable monthly on the amount by which $100,000,000 exceeds the sum of
     (i) the outstanding Capital Investment on such date and (ii) the outstanding "Loans" under the Credit Agreement on such date (such sum, the "Total Outstandings"), with the Seller being responsible for the Unused Commitment Fee based on that portion of Total Outstandings on each day representing outstanding Capital Investments and Pameco Corporation being responsible for the Unused Commitment Fee based on that portion of Total Outstandings on each day representing outstanding "Loans" under the Credit Agreement.

          2. The provisions of Sections 14.04(a) of the Purchase Agreement are incorporated herein.

          3. This letter shall be governed by, and construed in accordance with, New York law.


                                 Very truly yours,

                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION, as Lender, as Agent and as
                                 Operating Agent

                                 By:_____________________________________
                                    Name:
                                    Title:

                                 REDWOOD RECEIVABLES
                                   CORPORATION

                                 By:_____________________________________
                                    Name:
                                    Title:

Agreed and accepted as of
the date first above written:

PAMECO SECURITIZATION CORPORATION
as Seller

By:______________________________
   Name:  Mary M. McCulley
   Title: Vice President

PAMECO CORPORATION
as Servicer

By:______________________________
   Name:  Mary M. McCulley
   Title: Treasurer

                                                                       EXHIBIT H
                                                                              TO
                                                              PURCHASE AGREEMENT

                              FINANCIAL COVENANTS
                              -------------------

1. The Servicer shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP, consistently applied:

       (a) Servicer EBITDA.  As of any date of determination, the Servicer
           ---------------
EBITDA for the preceding twelve consecutive fiscal months shall not be less than $7,800,000.

       (b) Interest Coverage Ratio.  As of any date of determination, the
           -----------------------
Interest Coverage Ratio for the preceding twelve consecutive fiscal months shall not be less than 1.7 to 1.0.

       (c) Fixed Charge Coverage Ratio.  As of any date of determination, the
           ---------------------------
ratio of (i) Servicer EBITDA to (ii) Servicer Fixed Charges for the preceding twelve consecutive fiscal months shall not be less than 1.05 to 1.0.

       (d) Maintenance of Net Worth.  The Servicer Net Worth on the last day of
           ------------------------
each fiscal quarter ending on the last day of any fiscal year set forth below shall not be less than the amount set forth opposite such fiscal year:

       FISCAL YEAR ENDING                         AMOUNT
       ------------------                         ------

       February 28, 1998                    $52,500,000
       February 28, 1999                    $56,000,000
       Each Fiscal Year
            ending thereafter               $59,500,000


2. Capitalized terms used in this Exhibit H and not defined in Annex X shall have the meaning ascribed to such terms in the Credit Agreement; provided that all references to (i) the "Company" or "Holdings" shall mean the Servicer and
(ii) "this Agreement" shall mean the Credit Agreement.

                                                                   SCHEDULE 1 TO
                                                              TRANSFER AGREEMENT


                            LIST OF CHIEF EXECUTIVE
                           OFFICES OF THE ORIGINATOR
                           -------------------------

                               1000 Center Place
                               Norcross, Georgia 30093



                         LIST OF OTHER OFFICES OF THE
                       ORIGINATOR WHERE RECORDS ARE KEPT
                       ---------------------------------

                               1000 Center Place
                               Norcross, Georgia 30093



                 TRADE NAMES, FICTITIOUS NAMES, ASSUMED NAMES
                AND "DOING BUSINESS AS" NAMES OF THE ORIGINATOR
                -----------------------------------------------


          Pameco Corp.                              Knoxville Refrigeration

          National Temperature Control Centers      R&R Supply

          NTCC                                      Thermal Company

          Melchoir, Armstrong, Dessau               Thermal Supply

          Melco                                     Westbrook Distribution

          Graves Refrigeration                      Pameco-Aire

          Graves Brothers                           Gulf Coast Air Conditioning

          J & P Supply                              Rick's Supply
                                                    Chase Supply
                                                    Trigg Supply
                                                    Bellow-Evans

                                                                   SCHEDULE 2 TO
                                                              TRANSFER AGREEMENT



                           PRIOR NAMES OF ORIGINATOR
                           -------------------------


JUNE 3, 1997 -      Pameco Corporation and Pameco Holdings, Inc., both Delaware corporations, were merged with and into New Pameco Georgia
                    Corporation, a Georgia corporation, which was the surviving corporation from such merger and changed its name to "Pameco
                    Corporation" upon the closing of such merger

MARCH 19, 1992 -    Name changed from MLX Refrigeration & Air Conditioning
                    Group, Inc. to Pameco Corporation

MARCH 1, 1989 -     Name changed from National Temperature Control Centers, Inc.
                    to MLX Refrigeration & Air Conditioning Group, Inc.

JANUARY 16, 1986 -  Name changed from NTCC Acquisition Company to National
                    Temperature Control Centers, Inc.

OCTOBER 1, 1985 -   Incorporated as NTCC Acquisition Company

                                                                         ANNEX E

                           CERTIFICATE OF AMENDMENT
                                    TO THE
                         CERTIFICATE OF INCORPORATION
                                      OF
                       PAMECO SECURITIZATION CORPORATION


     Pursuant to the provisions of Section 242 of the Delaware General Corporation Law, the undersigned, Pameco Securitization Corporation, a Delaware corporation (the "Corporation") adopts the following Certificate of Amendment to its Certificate of Incorporation:

                                      I.

     The name of the Corporation is Pameco Securitization Corporation.

                                      II.

     The Board of Directors and sole Shareholder of the Corporation have duly adopted and approved the amendment to the Certificate of Incorporation as set forth in this Certificate of Amendment in accordance with the provisions of
Section 242(b)(1).

                                     III.

     The Certificate of Incorporation of the Corporation is hereby amended by deleting the reference to "Pameco Corporation, a Delaware corporation" where it appears in Paragraph (i) of the Sixth Section and replacing it with "Pameco Corporation, a Georgia corporation (and the successor by merger to Pameco Corporation, a Delaware corporation)."

                                      IV.

     This Amendment to the Certificate of Incorporation shall become effective upon filing with the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Certificate of Incorporation of Pameco Securitization Corporation this 3rd day of June, 1997.

                                        PAMECO SECURITIZATION CORPORATION



                                        By:_______________________________
                                           Theodore R. Kallgren, President